Exhibit 99.2

                                                                    COMMUNITY BANK SHARES OF INDIANA, INC.
                                                                Pro Forma Condensed Balance Sheet (Unaudited)
                                                                             As of March 31, 1998
                                                     ---------------------------------------------------------------------
                                                                                       Pro Forma              Pro Forma
                                                       Community          NCF         Adjustments             Combined
                                                     --------------   -------------  ---------------        --------------
                                                                                (In Thousands)
ASSETS
Cash and due from banks                                    $ 5,916         $ 1,178           $ (100) (2)          $ 6,994
Interest bearing deposits with banks                        16,432           6,525                                 22,957
Securities available for sale, at market:
   Mortgage-backed securities                                  797               -                                    797
Securities held to maturity
   Mortgage-backed securities                               22,445              99                                 22,544
   Other debt securities                                    56,162               -                                 56,162
Mortgage loans held for sale
Loans receivable, net                                      146,627          27,265                                173,892
Federal Home Loan Bank stock, at cost                        1,650             466                                  2,116
Foreclosed real estate                                           -             286                                    286
Premises and equipment, net                                  4,311             574                                  4,885
Accrued interest receivable                                  1,895             281                                  2,176
Other assets                                                   345             250                                    595
                                                     ==============   =============  ===============        ==============
Total Assets                                             $ 256,580        $ 36,924           $ (100)            $ 293,404
                                                     ==============   =============  ===============        ==============

LIABILITIES
Deposits                                                 $ 182,098        $ 23,910                              $ 206,008
Advances from Federal Home Loan Bank                        31,000               -                                 31,000
Borrowings - repurchase agreements                          13,745               -                                 13,745
Other borrowings                                                82               -                                     82
Other liabilities                                            1,632             561              183  (3)            2,376
                                                     --------------   -------------  ---------------        --------------
Total Liabilities                                        $ 228,557        $ 24,471            $ 183             $ 253,211
                                                     --------------   -------------  ---------------        --------------

STOCKHOLDERS' EQUITY
Common stock of $.10 par value per share                       198              79               (5) (1)              272
Additional paid in capital                                  11,793           7,607                5  (1)           19,405
Retained earnings - substantially restricted                16,092           5,315             (470) (2)(3)        20,937
Net unrealized gain/(loss) on assets
   available for sale, net of tax                                -               -                                      -
Unearned stock-based compensation                              (60)           (548)             187  (3)             (421)
                                                     --------------   -------------  ---------------        --------------
     Total Stockholders' Equity                           $ 28,023        $ 12,453           $ (283)             $ 40,193
                                                     --------------   -------------  ---------------        --------------

                                                     ==============   =============  ===============        ==============
     Total Liabilities and Stockholders' Equity          $ 256,580        $ 36,924           $ (100)            $ 293,604
                                                     ==============   =============  ===============        ==============

                                                                    COMMUNITY BANK SHARES OF INDIANA, INC.
                                                          Pro Forma Condensed Combined Income Statement (Unaudited)
                                                                     For the Year Ended December 31, 1997
                                                  ---------------------------------------------------------------------------
                                                     Community       NCF Financial                              Pro Forma
                                                    Bank Shares       Corporation        Pro Forma               Combined
                                                    (unaudited)       (unaudited)       Adjustments            (unaudited)
                                                  ----------------  ----------------  -----------------       ---------------
INTEREST INCOME:
Loans receivable                                          $ 3,049             $ 584                $ -               $ 3,633
Securities:
  Mortgage-backed securities                                  383                 3                  -                   386
  Other debt securities                                     1,021                 -                  -                 1,021
Federal Home Loan Bank stock                                   32                 -                  -                    32
Interest bearing deposits with banks                          171                88                  -                   259
                                                  ----------------  ----------------  -----------------       ---------------
  TOTAL INTEREST INCOME                                     4,656               675                  -                 5,331
                                                  ----------------  ----------------  -----------------       ---------------
INTEREST EXPENSE:
Deposits                                                    2,108               273                  -                 2,381
Advances from Federal Home Loan Bank
  and other borrowings                                        576                 -                  -                   576
                                                  ----------------  ----------------  -----------------       ---------------
  TOTAL INTEREST EXPENSE                                    2,684               273                  -                 2,957
                                                  ----------------  ----------------  -----------------       ---------------
  NET INTEREST INCOME                                       1,972               402                  -                 2,374
Provision for loan losses                                      84                 4                  -                    88
                                                  ----------------  ----------------  -----------------       ---------------
  NET INTEREST INCOME AFTER
     PROVISION FOR LOAN LOSSES                              1,888               398                  -                 2,286
                                                  ----------------  ----------------  -----------------       ---------------
NON-INTEREST INCOME:
Loan fees and service charges                                 161                 8                  -                   169
Net gain on sale of loans                                      51                 -                  -                    51
Deposit account service charges                                91                 -                  -                    91
Commission income                                             114                 -                  -                   114
Other income                                                   22                 -                  -                    22
                                                  ----------------  ----------------  -----------------       ---------------
   TOTAL NON-INTEREST INCOME                                  439                 8                  -                   447
                                                  ----------------  ----------------  -----------------       ---------------
NON-INTEREST EXPENSE
Compensation and benefits                                     847               154                579  (3)            1,580
Occupancy and equipment                                       148                16                  -                   164
Deposit insurance premiums                                     26                 3                  -                    29
Data processing service                                       107                17                  -                   124
Other                                                         194                59                100  (2)              353
                                                  ----------------  ----------------  -----------------       ---------------
 TOTAL NON-INTEREST EXPENSE                                 1,322               249                679                 2,250
                                                  ----------------  ----------------  -----------------       ---------------
Income before income taxes                                  1,005               157               (679)                  483
Income tax expense                                            396                42               (209) (3)              229
                                                  ================  ================  =================       ===============
NET INCOME                                                  $ 609             $ 115             $ (470)                $ 254
                                                  ================  ================  =================       ===============
Earnings per share:
   Basic                                                   $ 0.31            $ 0.15            $ (0.37)               $ 0.09
   Fully diluted                                           $ 0.31            $ 0.15            $ (0.37)               $ 0.09
Weighted average number of
shares outstanding:
   Basic                                                1,983,722           753,234            (48,858)            2,688,098
   Fully diluted                                        1,983,722           760,369            (48,949)            2,695,142

Notes to Unaudited Pro Forma Condensed Combined Financial Information

     (1) Community Bank Shares of Indiana, Inc. (CBIN) shareholders voted to exchange 741,080 shares of its common stock for all 792, 609 shares of NCF Financial Corporation's common stock, an exchange ratio of 0.935 CBS shares for each 1 NCF share.

        $23.625   Per Price Share CBS Stock at 3/31/98
          0.935   Exchange Ratio
        $22.089   Effective market value per share after exchange ratio applied

        792,609   Number of NCF shares outstanding
    $17,507,940   Effective price of Transaction at 3/31/98

        741,077   Number of CBS Shares exchanged in transaction
                 ($17,507,940 divided by $23.625)

        $74,108   Par value of common stock exchanged in transaction


     (2) The cost of the transaction is approximately $100,000 through the date of the reported event, with approximately $70,000 applicable to attorney's fees, $10,000 for printing of the Joint Proxy/Prospectus, $5,000 for accountant's fees, $7,000 for filing fees, and $8,000 for miscellaneous merger expenses. The estimated expenses are deducted in determining net income of the combined entity in the month of closing (May 1998).


     (3) Upon consummation of the Merger, A.E. Bowling, President of NCF, retired under a retirement agreement dated December 17, 1997. Mr. Bowling will receive $250,000 in thirty-six equal monthly installments beginning on June 1, 1998 business day of the month following the effective date of the Merger. Community recorded the present value of the retirement benefit on the effective date of the Merger with a charge to income in the amount of $221,000. Under the Management Stock Bonus Plan of NCF, participants become fully vested in plan shares awarded in the event of a change in control. Upon consummation of the Merger, NCF recognized compensation expense in the amount of the unearned compensation included in stockholder's equity of $187,000. Under the Directors Consultation and Retirement Plan of NCF, participants become fully vested in their benefits regardless of age or years of service following a change in control. Upon consummation of the Merger, NCF accrued additional compensation expense to recognize the unvested portion of these benefits in the amount of $171,000. The total compensation cost recognized upon consummation of the Merger related to the above benefit plans amounts to $579,000, with a related tax benefit of $209,000.